EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 24, 2023	/s/ Greg L. Amrock
Greg L. Amrock

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 24, 2023	/s/ Keith Brophy
Keith Brophy

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 24, 2023	/s/ Michael J. Burke, Jr.
Michael J. Burke, Jr.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 24, 2023	/s/ Eric E. Burrough
Eric E. Burrough

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 24, 2023	/s/ Bruce John Essex, Jr.
Bruce John Essex, Jr.

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 24, 2023	/s/ Gregory A. McConnell
Gregory A. McConnell

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 24, 2023	/s/ Bradley F. McGinnis
Bradley F. McGinnis

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 24, 2023	/s/ Roxanne M. Page
Roxanne M. Page

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 24, 2023	/s/ Kelly J. Potes
Kelly J. Potes

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 24, 2023	/s/ Adom J. Greenland
Adom J. Greenland